UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8 - K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

                  Date of Report - June 19, 1997


                  EMCEE Broadcast Products, Inc.
      (Exact name of registrant as specified in its charter)

        Delaware                   1-6299                     13-1926296
------------------------------------------------------------------------
 (State or other jurisdiction of    (Commission        (IRS Employer
 incorporation)                File Number)        Identification Number)


Susquehanna Street Extension West, P.O. Box 68, White Haven, PA 18661-0068
--------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (717) 443-9575
                                                   -----------------
                                       NONE
     (Former name or former address, if changed since last report)
--------------------------------------------------------------------------

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

          On June 16, 1997, the Registrant sold 8,452 shares of BellSouth Corporation (NYSE: BLS) stock resulting in net proceeds of $383,323.88. The stock was acquired by the Registrant upon the acquisition by BellSouth Corporation of Wireless Cable of Atlanta, Inc.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          Not applicable.

Item 8.   Change in Fiscal Year.

          Not applicable.

                             SIGNATURES
                            -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EMCEE Broadcast Products, Inc.
                                    (Registrant)

                                    James L. DeStefano
                              BY:    --------------------
                                     James L. DeStefano
                                     President/CEO


DATE: June 19, 1997